                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              Fedders Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                              FEDDERS CORPORATION
                           WESTGATE CORPORATE CENTER
                             505 MARTINSVILLE ROAD
                        LIBERTY CORNER, NEW JERSEY 07938
                                 (908) 604-8686

                                                                   March 4, 2004

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Fedders Corporation to be held at 10:30 a.m. on Tuesday, April 27, 2004. It is important that your shares be represented at the meeting, whether or not you are personally able to be present. If your shares are held in the name of your broker or a nominee, they can vote your preferences for you.

     At the meeting, you will be asked to elect directors and ratify the appointment of independent auditors.

     THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE, OR INSTRUCT YOUR BROKER OR NOMINEE TO VOTE, FOR APPROVAL OF BOTH PROPOSALS. Please sign, date and return your proxy as soon as possible. If you do attend and wish to vote in person, your proxy can be revoked at your request. Your prompt response in immediately returning the enclosed proxy card will be appreciated. If you prefer, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card.

     If you are not already aware, Fedders has established a vehicle whereby stockholders may consent to view copies of its annual reports and proxy statements online at its website at HTTP://WWW.FEDDERS.COM instead of receiving hardcopies in the mail. If you choose this option next year, you can save Fedders the cost of producing and mailing these documents. Visit Fedders' website during the upcoming year and learn more about how you can choose between paper documents and electronic access for next year. Once you make the election, it will be in effect every year until you notify Fedders otherwise. Mailing of dividends and special notices will not be affected by your election to view proxy statements and annual reports over the Internet.

     Enclosed are the Notice of Meeting, Proxy Statement and proxy card.

                                          Sincerely,

                                          /s/ Sal Giordano, Jr.
                                          SAL GIORDANO, JR.
                                          Chairman and Chief Executive Officer

                              FEDDERS CORPORATION
                        LIBERTY CORNER, NEW JERSEY 07938
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2004
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fedders Corporation ("Fedders") will be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, NJ 07059 on Tuesday, April 27, 2004 at 10:30 a.m. for the following purposes:

          1. To elect eight directors to hold office until the next annual meeting of stockholders and until each such director's successor shall have been elected and shall have qualified; and

          2. To ratify the appointment of Deloitte & Touche LLP as Fedders' independent auditors.

                                          By order of the Board of Directors

                                          KENT E. HANSEN
                                          Secretary

Dated: March 4, 2004
       Liberty Corner, New Jersey

     IMPORTANT: THE BOARD OF DIRECTORS INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IMMEDIATELY. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY CAST YOUR VOTE TOLL-FREE BY TELEPHONE OR ONLINE OVER THE INTERNET. SIMPLY FOLLOW THE INSTRUCTIONS CONTAINED ON THE ENCLOSED PROXY CARD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Proxy Statement.............................................     1
Proposal No. 1 -- Election of Directors.....................     3
  Meetings and Committees of the Board of Directors.........     4
Security Ownership of Directors and Executive Officers......     6
Section 16(a) Beneficial Ownership Reporting Compliance.....     6
Principal Stockholders of Fedders...........................     7
Executive Compensation......................................     7
  Summary Compensation Table................................     7
  Options/SAR Grants Table..................................     8
  Aggregated Option/SAR Exercises and Fiscal Year-End
     Option/SAR Value Table.................................     8
  Report of Audit Committee.................................     8
  Compensation Committee Interlocks and Insider
     Participation..........................................     9
  Report of the Compensation Committee on Executive
     Compensation...........................................     9
  Employment Contracts......................................    10
  Performance Graph.........................................    10
Proposal No. 2 -- Ratification of Selection of Independent
  Auditors..................................................    11
  Audit Fees................................................    11
  Financial Information Systems Design and Implementation
     Fees...................................................    11
  All Other Fees............................................    11
Stockholder Proposals -- Next Annual Meeting................    11
Cost of Solicitation........................................    11

                              FEDDERS CORPORATION
                           WESTGATE CORPORATE CENTER
                             505 MARTINSVILLE ROAD
                        LIBERTY CORNER, NEW JERSEY 07938
                                 (908) 604-8686
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Fedders Corporation ("Fedders") of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of Fedders to be held on Tuesday, April 27, 2004, and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. It is intended that this Proxy Statement and the proxies solicited hereby be mailed to stockholders on March 4, 2004. A stockholder who signs and returns a proxy in the form enclosed with this Proxy Statement has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of Fedders to such effect or by delivering to Fedders an executed proxy bearing a later date. As an added convenience to stockholders, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card. Any stockholder who has given a proxy may still attend the Annual Meeting, revoke his or her proxy, and vote in person.

     Fedders has established a vehicle whereby stockholders may consent to view copies of its annual reports and proxy statements online at its website at HTTP://WWW.FEDDERS.COM instead of receiving hardcopies in the mail. If you were unaware of this option and choose this option next year, you can save Fedders the cost of producing and mailing these documents. Visit Fedders' website during the upcoming year and learn more about how you can choose between paper documents and electronic access for next year. Once you make the election, it will be in effect every year until you notify Fedders otherwise. Mailing of dividends and special notices will not be affected by your election to view proxy statements and annual reports over the Internet.

     Fedders' Annual Report to Stockholders for the period from September 1, 2002 to August 31, 2003, including financial statements, was previously mailed to you.

     At the Annual Meeting, holders of shares of Fedders' Common Stock and Class B Stock will be asked to (i) elect eight current directors to hold office until the next annual meeting of stockholders and until each such director's successor shall have been elected and qualified; and (ii) ratify the appointment of Deloitte & Touche LLP as Fedders' independent auditors for the fiscal year ending December 31, 2004.

     The close of business on February 27, 2004 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to
vote at, the Annual Meeting. As of such date,        shares of Common Stock and
       shares of Class B Stock of Fedders were outstanding and entitled to be voted at the Annual Meeting. The holders of Class B Stock are entitled to ten votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or a group of persons acting in concert (other than the Board) provided such nomination is not made by one or more of the holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten votes per share in the election of directors at the Annual Meeting.

     Under the terms of Fedders' Certificate of Incorporation, approval of Proposal No. 1 for the election of directors requires a plurality of the votes of the shares of Common Stock and Class B Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting, provided that such shares constitute a quorum. Approval of Proposal No. 2 for the ratification of the appointment of Fedders' independent auditors requires the affirmative vote of a majority of the shares of Common Stock and Class B Stock voting together as a single class.

     The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of (i) the election of directors and (ii) ratification of the appointment of Deloitte & Touche LLP as Fedders' independent auditors for the ensuing fiscal year. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.

     The shares represented by a proxy that is timely returned and marked "Abstain" as to any matter, as well as broker non-votes, will be considered present at the Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal that is abstained from or to which the broker non-vote relates.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The nominees for election as directors are Messrs. Sal Giordano, Jr., William J. Brennan, David C. Chang, Michael L. Ducker, Joseph Giordano, Howard
S. Modlin, S. A. Muscarnera, and Anthony E. Puleo. Set forth opposite the name of each director/nominee is his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. The Board has determined that six of the eight nominees have no material relationships with Fedders and are independent directors. Fedders is not presently aware of any circumstance which would prevent any nominee from fulfilling his duties as a director of Fedders.

                                                                                              DIRECTOR
NAME                                               PRINCIPAL OCCUPATION AND AGE                SINCE
----                                               ----------------------------               --------
Sal Giordano, Jr.....................  Chairman and Chief Executive Officer of                  1965
                                       Fedders(1)(2); 65
William J. Brennan...................  Financial Consultant(3); 75                              1980
David C. Chang.......................  President, Polytechnic University(4); 62                 1998
Michael L. Ducker....................  Executive Vice President, International, Federal         2000
                                       Express Corporation(5); 50
Joseph Giordano......................  Retired(1)(6); 71                                        1961
Howard S. Modlin.....................  President, Weisman Celler Spett & Modlin, P.C.(7); 72    1977
S. A. Muscarnera.....................  Retired(1)(8); 63                                        1982
Anthony E. Puleo.....................  President, Puleo International, Inc.(9); 68              1994

---------------
(1) Mr. Joseph Giordano is the brother, and Mr. Muscarnera is the cousin, of Mr. Sal Giordano, Jr.

(2) Mr. Sal Giordano, Jr. has been associated with Fedders in an executive capacity for more than five years. He is also currently the Chairman of the Executive Committee of the Board.

(3) Mr. Brennan has been a financial consultant since 1989. He previously served as a director of Fedders from 1980 to 1987, and was again elected a director in 1989. Mr. Brennan is also currently the Chairman of the Audit Committee of the Board.

(4) For the past five years, Dr. Chang has been the President of Polytechnic University, located at Six Metrotech Center, Brooklyn, New York 11201. Prior to that, Dr. Chang was Dean of the College of Engineering and Applied Sciences at Arizona State University. Dr. Chang is currently a member of the Compensation, Finance and Nominating and Corporate Governance Committees of the Board.

(5) From 1999 to present, Mr. Ducker has been Executive Vice President, International of Federal Express Corporation, located at 3610 Hacks Cross Road, Memphis, Tennessee 38125. Previously, he was President and Division Head, Asia Pacific Region from 1998 and Senior Vice President of that division from 1995. He has been with Federal Express Corporation since 1975. Mr. Ducker is a member of the Audit and Compensation Committees of the Board.

(6) Mr. Giordano has been retired for the past five years. He was a Senior Vice President of Fedders until his retirement on August 31, 1992, and President of NYCOR, Inc. until its merger into Fedders on August 13, 1996. Mr. Giordano is currently a member of the Executive and Finance Committees of the Board.

(7) For the past five years, Mr. Modlin has been the President of the law firm of Weisman Celler Spett & Modlin, P.C., located at 445 Park Avenue, New York, New York 10022. Mr. Modlin is also a director of General DataComm Industries, Inc. and Trans-Lux Corporation. Mr. Modlin is currently Chairman of the Compensation Committee and a member of the Executive and Audit Committees of the Board.

(8) Mr. Muscarnera has been retired for the past five years. He was Senior Vice President and Secretary of Fedders prior to his retirement on August 31, 1996. Mr. Muscarnera served in various capacities with Fedders for over 39 years, including human resources and legal. Mr. Muscarnera is currently Chairman of the Finance Committee and a member of the Audit Committee of the Board.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(9) For the past five years, Mr. Puleo has been the President of Puleo International, Inc. located at 3620 Kennedy Road, South Plainfield, New Jersey 07080. Puleo International, Inc. is an importer of Christmas items. Prior to that, Mr. Puleo was President of Boulderwood Corporation. Mr. Puleo is currently Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee of the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended August 31, 2003, the Board of Directors of Fedders held six meetings. All of the present directors attended 75% or more of such meetings and of meetings of committees of which they were members held during the fiscal year ended August 31, 2002. Directors who are not employees receive an annual fee of $48,000, payable one-half in cash and one-half in shares of Fedders' Common Stock.

     The Board has five standing committees. Committee memberships are indicated in the preceding biographical information.

     The Audit Committee consists of four directors, each of whom is "independent" as that term is defined in Sections 303.01 (B) (2) (a) and (3) of the New York Stock Exchange ("NYSE") listing standards and regulations of the Securities and Exchange Commission ("SEC"), and all members are financially literate as required by the applicable NYSE listing standards. In addition, the Board has determined that Mr. William J. Brennan has the financial experience required by the applicable NYSE listing standards and is an "audit committee financial expert" as defined by applicable standards of the SEC. Its primary purpose is to assist the Board in its oversight of: the integrity of Fedders' financial statements; Fedders' compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of Fedders' internal audit function and independent auditors; and to prepare any required report(s) that must be included in Fedders' annual proxy statement, in accordance with the rules of the Securities and Exchange Commission. The Chairman and other members of the Audit Committee receive a fee of $,2,500 and $1,250, respectively, for each meeting they attend. During the fiscal year ended August 31, 2003, the Audit Committee held six meetings. The Board of Directors has previously adopted a charter for the Audit Committee. A copy of the Audit Committee Charter is available on the Company's website at HTTP://WWW.FEDDERS.COM. The Audit Committee will periodically review the Audit Committee Charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices.

     The Compensation Committee consists of four directors. Its purpose is to oversee Fedders' compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans; and to produce an annual report on executive compensation for inclusion in Fedders' proxy statement, in accordance with all applicable rules and regulations. The Board of Directors has determined that all members of the Compensation Committee are "independent" as that term is defined in the NYSE listing standards. During the fiscal year ended August 31, 2003, the Compensation Committee held three meetings. The Board of Directors has adopted a charter for the Compensation Committee.

     The Executive Committee consists of three directors and has the authority to act on most matters concerning Fedders during intervals between Board meetings. During the fiscal year ended August 31, 2003, the Executive Committee did not meet.

     The Finance Committee consists of four directors. This Committee reviews Fedders' financial policies, keeps informed of its operations and financial condition, including requirements for funds, advises the Board concerning sources and disposition of funds, evaluates investment programs, and reviews Fedders' continuing financial arrangements and methods of external financing. The Finance Committee held two meetings during the fiscal year ended August 31, 2003.

     The Nominating and Corporate Governance Committee consists of three directors. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are

"independent" as that term is defined in the applicable NYSE listing standards. Its purpose is to recommend to the Board individuals qualified to serve as directors of Fedders and on committees of the Board; to advise the Board with respect to Board composition, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to Fedders; and to oversee the evaluation of the Board and Fedders' management. Under the terms of the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is free to consider candidates recommended by Fedders' stockholders, but there is no formal procedure established for the stockholders to submit any such recommendations. The Board of Directors has in place a charter for the Nominating and Corporate Governance Committee and corporate governance principles which were developed and approved by the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter, which includes minimum qualifications that the nominating committee believes must be met by a nominating committee-recommended nominee for a position on the Fedders board of directors, is available on the Company's website at HTTP://WWW.FEDDERS.COM. The Nominating and Corporate Governance Committee will periodically review the Nominating and Corporate Governance Committee Charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Nominating and Corporate Governance Committee Charter to reflect evolving best practices. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended August 31, 2003.

ABILITY OF STOCKHOLDERS TO COMMUNICATE WITH THE BOARD OF DIRECTORS

     Stockholders are generally afforded access to the Board of Directors through the Secretary of the Company who can be reached by calling the Company's executive offices at (908) 604-8686 or by writing to the Secretary c/o Fedders Corporation, P.O. Box 813, 505 Martinsville Road, Liberty Corner, New Jersey 07938. The Secretary will see to it that each stockholder communication is relayed to the appropriate Board member(s). It is also Fedders' policy to require each member of the Board of Directors to attend each annual meeting of stockholders and each director is expected to attend each annual meeting unless excused by the Chairman. At last year's annual meeting, eight of the nine directors were present at the meeting.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                         BENEFICIAL OWNERSHIP TABLE(1)
                            AS OF DECEMBER 15, 2003

                                                                                           TOTAL OF ALL CLASSES
                                      COMMON STOCK                CLASS B STOCK         --------------------------
                              ----------------------------   ------------------------                    PERCENT
                              BENEFICIALLY        PERCENT    BENEFICIALLY    PERCENT    BENEFICIALLY    OF CLASS
NAME OF BENEFICIAL OWNER         OWNED            OF CLASS      OWNED        OF CLASS      OWNED       OUTSTANDING
------------------------      ------------        --------   ------------    --------   ------------   -----------
DIRECTORS
Sal Giordano, Jr............   2,122,932(2)(4)       7.6%    2,488,822(6)      99.8%     4,611,754        15.2%
William J. Brennan..........      67,494               *                         --         67,494           *
David C. Chang..............      30,517               *                         --         30,517           *
Michael L. Ducker...........      20,609               *                         --         20,609           *
Joseph Giordano.............   1,516,728(2)(5)       5.4%    2,488,822(6)      99.8%     4,005,550        13.2%
C.A. Keen...................      30,920               *             --          --         30,920           *
Howard S. Modlin............     687,180(3)          2.5%            --          --        687,180         2.3%
S.A. Muscarnera.............     170,895               *             --          --        170,895           *
Anthony E. Puleo............      59,854               *             --          --         59,854           *
OFFICERS
Michael B. Etter............      40,000               *             --          --         40,000           *
Michael Giordano............     100,511               *             --          --        100,511           *
Kent E. Hansen..............      43,862               *             --          --         43,862           *
Robert L. Laurent, Jr.......     357,131            1.28%            --          --        357,131        1.17%
All Officers and Directors
  as a Group................   4,407,598            15.8%     2,488,822        99.8%     6,896,420        22.7%

---------------
 *  Less than 1%

(1) All amounts shown include shares of which the named individuals have the right to acquire beneficial ownership within 60 days as a result of the transactions described in Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended.

(2) The amount shown includes 905,042 shares that are held by corporations in which Messrs. Sal Giordano, Jr. and Joseph Giordano are officers, directors and stockholders and share voting and investment power over such shares.

(3) Includes 674,542 shares owned by members of Mr. Modlin's family, as to which Mr. Modlin disclaims beneficial ownership.

(4) Includes 18,119 shares held of record by Mr. Giordano's wife, 264,659 shares held of record by Mr. Giordano's wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership, and 71,630 shares held by Mr. Giordano as trustee in trust for himself.

(5) Includes 71,630 shares held by Mr. Giordano as trustee in trust for himself and 192,769 shares held by Mr. Giordano in trust for his grandchildren.

(6) Shares owned by Giordano Holding Corporation, as to which Messrs. Sal Giordano, Jr. and Joseph Giordano share voting and investment power.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Fedders related to transactions during the fiscal year ended August 31, 2003, Fedders believes that all reports required by Section 16(a) of the Exchange Act were filed on a timely basis, except one officer who filed one day late because his broker did not notify Fedders of the sale while the officer was traveling in China.

                       PRINCIPAL STOCKHOLDERS OF FEDDERS

     The following table sets forth information at December 15, 2003 with respect to the beneficial ownership of Fedders' voting securities by all persons known by Fedders to own more than 5% of Fedders' outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

                                                  AMOUNT
                      NAME AND ADDRESS         BENEFICIALLY   PERCENT
TITLE OF CLASS     OF BENEFICIAL OWNER(1)         OWNED       OF CLASS
--------------  -----------------------------  ------------   --------
Common Stock    Sal Giordano, Jr.(1)            2,122,932        7.6%
                c/o Fedders Corporation
                Liberty Corner, NJ 07938
Common Stock    Joseph Giordano(1)              1,516,728        5.4%
                c/o Fedders Corporation
                Liberty Corner, NJ 07938
Common Stock    Gabelli Asset Management Inc.   3,380,050       12.1%
                One Corporate Center
                Rye, NY 10580
Class B Stock   Sal Giordano, Jr. and           2,488,822      99.82%
                Joseph Giordano(1)
                c/o Fedders Corporation
                Liberty Corner, NJ 07938

---------------
(1) See footnotes 3, 4, 5, and 6 to the previous table for more detailed information with respect to the security ownership of the named individuals.

                             EXECUTIVE COMPENSATION

     The following information is furnished as to all cash compensation paid by Fedders and its subsidiaries during the fiscal year ended August 31, 2003 to each of the five highest paid executive officers of Fedders whose aggregate direct compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION
                                          -----------------------------   --------------------
                  (a)                      (b)        (c)        (d)         (f)         (g)            (i)
                  ---                      ---        ---        ---         ---         ---            ---
                                                                          RESTRICTED                 ALL OTHER
                                          FISCAL    SALARY     BONUS(1)     STOCK      OPTIONS    COMPENSATION(3)
NAME AND PRINCIPAL POSITION                YEAR       ($)        ($)      AWARDS(4)      (#)            ($)
---------------------------               ------   ---------   --------   ----------   -------    ---------------
Sal Giordano, Jr. ......................   2003     622,218    367,542      --           -0-         1,105,682
  Chairman and Chief Executive Officer     2002     591,345    341,440      --         150,000         941,532
                                           2001     591,345    237,460      --         300,000(2)    1,035,183
Michael B. Etter........................   2003     300,000    183,771      --           -0-           201,037
  President                                2002     290,000    128,040      --         100,000          98,977
                                           2001     290,000     89,047      --         140,000(2)       41,415
Michael Giordano........................   2003     227,500    114,857      --           -0-            25,294
  Executive Vice President,                2002     200,000     64,020      --          75,000          19,792
  Finance and Administration and           2001     200,000     44,524      --          75,000(2)       19,493
  Chief Financial Officer
Kent E. Hansen..........................   2003     214,591     80,400      --           -0-            66,169
  Executive Vice President and             2002     210,000     64,020      --          75,000          23,163
  Secretary                                2001     210,000     44,524      --         100,000(2)       24,185
Robert L. Laurent, Jr. .................   2003     264,176    183,771      --           -0-            30,200
  Executive Vice President,                2002     255,000    170,720      --          75,000          32,355
  Acquisitions and Alliances               2001     255,000    118,730      --         150,000(2)       32,355

---------------
(1) Bonus payments are for those accrued during Fedders' fiscal year but not paid until the following fiscal year.

(2) Options represent options previously granted and repriced during fiscal year 2001.

(3) Includes Fedders' contribution to savings and investment retirement plans up to the 3% offered to all employees of Fedders and the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis, which cost is recovered by Fedders from the proceeds of such policies (In fiscal 2003, includes amounts for Mr. Sal Giordano, Jr. $16,733; Mr. Michael B. Etter $63,781; Mr. Michael Giordano $6,295; Mr. Kent
    E. Hansen $29,154; and Mr. Robert L. Laurent, Jr. $6,926 and $285,354 in imputed interest on a loan receivable from Mr. Sal Giordano, Jr.).

(4) Mr. Sal Giordano, Jr. holds 300,000 shares of restricted stock, which were awarded in 1997 pursuant to his employment agreement. The aggregate value of these shares is $1,155,000, utilizing a price of $3.85 per share, the closing price of Fedders' Common Stock on August 29, 2003. These shares of restricted stock vest on January 1, 2004.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table sets forth the number of shares of Common Stock acquired upon exercise of options during the fiscal year ended August 31, 2003, the value realized upon exercise, the number of unexercised options at the end of this period and the value of unexercised in-the-money options at the end of this period.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                             VALUE OF
                                                                            NUMBER OF       UNEXERCISED
                                                                           UNEXERCISED     IN-THE-MONEY
                                                                           OPTIONS AT       OPTIONS AT
                                                                           FY-END (#)       FY-END ($)
                                             SHARES                       -------------    -------------
                                          ACQUIRED ON        VALUE        EXERCISABLE/     EXERCISABLE/
NAME                                      EXERCISE (#)    REALIZED ($)    UNEXERCISABLE    UNEXERCISABLE
----                                      ------------    ------------    -------------    -------------
Sal Giordano, Jr. ......................         --              --         E     --          E    --
                                                                            U270,000          U    --
Michael B. Etter........................         --              --         E     --          E    --
                                                                            U230,000          U    --
Michael Giordano........................         --              --         E     --          E    --
                                                                            U145,000          U    --
Kent E. Hansen..........................         --              --         E     --          E    --
                                                                            U155,000          U    --
Robert L. Laurent, Jr. .................         --              --         E     --          E    --
                                                                            U135,000          U    --

  REPORT OF AUDIT COMMITTEE

     The Audit Committee is comprised of four independent non-employee directors, who are (William J. Brennan, Michael L. Ducker, Howard S. Modlin and
S. A. Muscarnera). The Audit Committee is an arm of the Board of Directors and must diligently fulfill its objectives for the Board while meeting its responsibilities to the stockholders by maintaining a close working relationship with the Board of Directors, executive management, independent auditors and Vice President, Internal Audit. Its primary purpose is to assist the Board of Directors in its oversight of: the integrity of Fedders' financial statements; Fedders' compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of Fedders' internal audit function and independent auditors; and to prepare any required report(s) that must be included in Fedders' annual proxy statement, in accordance with the rules of the Securities and Exchange Commission.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2003 with management of Fedders. The Audit Committee has discussed with Fedders' independent auditors, Deloitte & Touche LLP, the matters required to be discussed by SAS 61 (the

Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented from time-to-time. The Audit Committee has reviewed the written disclosures and the letter from Fedders' independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented from time-to-time, and has discussed with the independent auditors of Fedders the independent auditors' independence and, based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended August 31, 2003 be included in Fedders' Annual Report on Form 10-K for the fiscal year ended August 31, 2003 for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          AUDIT COMMITTEE
                                          WILLIAM J. BRENNAN -- Chairman
                                          MICHAEL L. DUCKER
                                          HOWARD S. MODLIN
                                          S. A. MUSCARNERA

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of four directors, Howard S. Modlin, Michael L. Ducker, C. A. Keen and Anthony E. Puleo. The Committee submitted a plan to the Board of Directors for the fiscal year ended August 31, 2003 which was approved by the Board on January 26, 2003.

  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In determining the total compensation package for the chief executive officer and all other executive officers for the fiscal year ended August 31, 2003, the Committee considered several factors including: the performance of Fedders; the individual contribution of each executive officer; the need to attract and retain highly qualified executives necessary to build long-term stockholder value; and the need to link a portion of each executive officer's long-term capital accumulation to the growth in the market value of Fedders' stock. Executive compensation was broken down into three major components (i) cash compensation, (ii) incentive bonuses, and (iii) stock options. Sal Giordano, Jr. has an employment contract with Fedders.

     Cash compensation for the fiscal year ended August 31, 2003 is shown on the Summary Compensation Table. For the fiscal year ended August 31, 2003, the Committee recommended and the Board adopted the same plan as the last fiscal year, which applied percentages against consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA") of Fedders minus $1,000,000 and, with respect to certain officers, against EBITDA of the operations for which they are responsible and certain additional goals. The awards under the plan are based heavily upon the performance of Fedders. The amount of the awards for the fiscal year ended August 31, 2003 range from 0.19% to 1% of EBITDA. With respect to the individuals named in the Summary Compensation Table, the following percentages of EBITDA or potential bonus amount were designated: Mr. Sal Giordano, Jr., 1%; Mr. Michael B. Etter, 0.5%; Mr. Michael Giordano, 0.3125%; Mr. Kent E. Hansen, 0.1875%; and Mr. Robert L. Laurent, Jr., 0.5% or, if higher, 0.5% of the total purchase price (equity plus debt) of all acquisitions completed during the fiscal year.

                                          Respectfully submitted,

                                          COMPENSATION COMMITTEE
                                          HOWARD S. MODLIN -- Chairman
                                          MICHAEL L. DUCKER
                                          C. A. KEEN
                                          ANTHONY E. PULEO

  EMPLOYMENT CONTRACTS

     Mr. Sal Giordano, Jr. has an Employment Agreement with Fedders which was entered into in December 2001 and expires on September 30, 2006. The material provisions of the Agreement include: (1) an annual base salary of at least $591,345, which is reviewable annually and subject to increase and (2) eligibility to receive an annual bonus of not less than 1% of Fedders' earnings before income taxes, net interest expense, depreciation and amortization (EBITDA) in excess of $1 million (3) a loan, to be repaid in six annual installments following his retirement and (4) a grant of restricted stock.

  PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total stockholder return on Fedders' Common Stock with returns on the New York Stock Exchange Composite Index, and stocks included in the "Home Appliance" category by The Value Line Investment Survey.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG FEDDERS CORPORATION,
                NYSE COMPOSITE INDEX, AND HOME APPLIANCE STOCKS

[GRAPH]

                                                   FEDDERS CORPORATION          PEER GROUP INDEX            NYSE MARKET INDEX
                                                   -------------------          ----------------            -----------------
1998                                                     100.00                      100.00                      100.00
1999                                                     129.11                      139.10                      129.89
2000                                                     105.32                       90.79                      145.29
2001                                                      98.81                      106.34                      128.20
2002                                                      54.18                      107.77                      109.92
2003                                                      86.72                      118.64                      121.78

                   ASSUMES $100 INVESTED ON SEPTEMBER 1, 1998
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDED AUGUST 31, 2003

     The Peer Group Index is made up of the following securities: Black & Decker Corporation, Fedders Corporation, Maytag Corporation, National Presto Industrial, Toro Co. and Whirlpool Corporation.

      PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Fedders engaged Deloitte & Touche LLP ("D&T") as its independent auditors as of June 20, 2000. D&T has served as Fedders' independent auditors since that time.

     The Audit Committee engaged the firm of D&T, independent auditors, to audit the consolidated financial statements of Fedders and its subsidiaries for the fiscal year ending December 31, 2004, subject to ratification by Fedders' stockholders at the Annual Meeting. D&T does not have any direct financial interest in Fedders. Set forth below are fees billed by D&T in connection with audit and other services provided to Fedders. The Audit Committee has determined that the provision of non-audit services by D&T is compatible with maintaining D&T's independence.

     Representatives of D&T are expected to be at the Annual Meeting and will be available to respond to any appropriate questions by stockholders and may make a statement, if they so choose.

AUDIT FEES

     The aggregate fees billed by D&T, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively "Deloitte") for professional services rendered for the audit of Fedders' annual financial statements for the fiscal year ended August 31, 2003 and for the reviews of the financial statements included in Fedders' Quarterly Reports on Form 10-Q for that fiscal year were $501,238.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No professional services described in Paragraph (c)(4)(ii) of Rule 20-01 of Regulation S-X were rendered by Deloitte for fiscal 2003 and, accordingly, Fedders was billed no fees for such services.

ALL OTHER FEES

     The aggregate fees billed by Deloitte for services rendered to Fedders, other than services described above under "Audit Fees", for the fiscal year ended August 31, 2003 were $146,600. These other fees were incurred primarily in connection with the filing of registration statements on Form S-3 and the audit of Fedders' 401(k) plan.

                  STOCKHOLDER PROPOSALS -- NEXT ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at the next regular annual meeting, it must be received by Fedders, P.O. Box 813, Liberty Corner, NJ 07938 on or before December 20, 2004.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by Fedders. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation may be made by Fedders' regular employees. Solicitations will be made by mail and may also be made by telegram, telephone, e-mail and in person.

                                          By order of the Board of Directors

                                          KENT E. HANSEN
                                          Secretary

Dated: March 4, 2004
       Liberty Corner, New Jersey

                                 DIRECTIONS TO

                              SOMERSET HILLS HOTEL
                            200 LIBERTY CORNER ROAD
                                WARREN, NJ 07060
                                 (908) 647-6700

     The Somerset Hills Hotel is located directly north of Interstate 78 at Exit
33. Newark International Airport is less than 35 minutes away, and New York City is within an hour's commute. The Bernardsville and Lyons railroad stations are conveniently located approximately seven minutes from the Hotel.

                         [Map for Somerset Hills Hotel]

                                     PROXY
                              FEDDERS CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS APRIL 27, 2004
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FEDDERS CORPORATION (the "Company") hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on April 27, 2004 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of Proposals 1 and 2.

A majority of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof (or, if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS PROXY AND HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SAID MEETING AND PROXY STATEMENT IN REFERENCE THERETO BOTH DATED MARCH 4, 2004.

SEE REVERSE       (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)       SEE REVERSE
   SIDE                                                                 SIDE

                     PLEASE MARK, DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                              FEDDERS CORPORATION

                                  COMMON STOCK

                                 APRIL 27, 2004



(down arrow)    Please Detach and Mail in the Envelope Provided     (down arrow)


A [ X ] Please mark  your
        votes as in this
        example




                                     WITHHELD
                      FOR ALL        FROM ALL
                      NOMINEES       NOMINEES                                                                 FOR   AGAINST  ABSTAIN
                       [   ]          [   ]                                                                  [   ]   [   ]    [   ]
Election of                                      Nominees: Sal Giordano, Jr.    2. Ratification of appointment of Deloitte &
Directors for a term                                       William J. Brennan      Touche, LLP as the Company's Independent
of one year                                                David C. Chang          auditors.
                                                           Michael L. Ducher
                                                           Joseph Giordano
                                                           Howard S. Modin
                                                           S.A. Muscamera
                                                           Anthony E. Puleo

[   ]
-------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

                                                                                   MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [   ]
















Signature:                         Date:                  200    Signature:                          Date:                   200
           -----------------------      -----------------    --             -----------------------       ------------------    --


NOTE: If a signer is a corporation, sign in full corporate name by a duly authorized officer, Attorneys, executors, administrators, trustees or guardians should sign full name and mark as such.

                                     PROXY

                              FEDDERS CORPORATION

                ANNUAL MEETING OF STOCKHOLDERS - APRIL 27, 2004
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FEDDERS CORPORATION (the "Company") hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner Road, Warren, New Jersey 07059, on April 27, 2004 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of Proposals 1 and 2.

A majority of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof (or, if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS PROXY AND HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SAID MEETING AND PROXY STATEMENT IN REFERENCE THERETO BOTH DATED MARCH 4, 2004.

SEE REVERSE        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SEE REVERSE
   SIDE                                                                 SIDE

                     PLEASE MARK, DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                              FEDDERS CORPORATION


                                 CLASS B STOCK


                                 APRIL 27, 2004




(down arrow)    Please Detach and Mail in the Envelope Provided    (down arrow)
-------------------------------------------------------------------------------


      PLEASE MARK YOUR
A [X] VOTES IN THIS
      EXAMPLE.


                                     WITHHELD
                      FOR ALL        FROM ALL
                      NOMINEES       NOMINEES

Election of             [ ]            [ ]         Nominees: Sal Giordano, Jr.
Directors for a term                                         William J. Brennan
of one year                                                  David C. Chang
                                                             Michael L. Ducker
                                                             Joseph Giordano
[ ]___________________________________________               Howard S. Modlin
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE                       S.A. Muscamera
                                                             Anthony E. Puleo


                                                        FOR   AGAINST   ABSTAIN
2.   Ratification of the appointment of Deloitte &
     Touche, LLP as the Company's independent           [ ]     [ ]       [ ]
     auditors.



                                MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]





Signature:____________ Date:_____, 200_  Signature:____________ Date:_____, 200_

NOTE: If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full name and mark as such.